UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 6, 2021
Date of Report (Date of earliest event reported)

Red River Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Louisiana	001-38888	72-1412058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1412 Centre Court Drive, Suite 501, Alexandria, Louisiana		71301
(Address of Principal Executive Offices)		(Zip Code)
(318) 561-5028
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RRBI	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item. 5.07    Submission of Matters to a Vote of Security Holders.
        The Annual Meeting of Red River Bancshares, Inc. (the "Company") was held on May 6, 2021. The Annual Meeting was exclusively held virtually due to the coronavirus (COVID-19) pandemic and the Company's Bylaws.

        At the close of business on March 5, 2021, the record date for the Annual Meeting, the Company had 7,308,537 shares of common stock outstanding and entitled to vote. Of that number, 6,013,816 shares were represented virtually or by proxy at the Annual Meeting. The Company's shareholders voted on the following two proposals at the Annual Meeting, casting their votes as described below.

    Proposal 1: Election of Directors.

        The shareholders of the Company elected the individuals listed below to serve as directors of the Company until the Company's 2022 annual meeting of shareholders by the votes set forth in the table below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
M. Scott Ashbrook	5,064,477	1,138	948,201
R. Blake Chatelain	5,062,882	2,733	948,201
Kirk D. Cooper	4,954,373	111,242	948,201
Barry D. Hines	4,971,732	93,883	948,201
Anna Brasher Moreau, DDS, MS	5,055,010	10,605	948,201
Robert A. Nichols	5,062,878	2,737	948,201
Willie P. Obey	4,958,714	106,901	948,201
Teddy R. Price	4,926,156	139,459	948,201
John C. Simpson	4,944,337	121,278	948,201
Don L. Thompson	4,966,641	98,974	948,201
H. Lindsey Torbett, CPA, CFP	4,991,878	73,737	948,201

Proposal 2: Ratification of External Auditor.

The shareholders of the Company ratified the appointment of Postlethwaite & Netterville, APAC as the Company's independent registered public accounting firm for the year ending December 31, 2021, by the votes set forth in the table below:

Votes For	Votes Against	Abstentions
5,947,078	5,438	61,300

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: May 7, 2021

RED RIVER BANCSHARES, INC.

By:	/s/ Amanda W. Barnett
Amanda W. Barnett
Senior Vice President, General Counsel, and Corporate Secretary